Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Fri Jul 28 2023 10:52:07 GMT-0400 (Eastern Daylight Time)

2nd Quarter, 2023

April 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	24.06	16.33	14.23	45.38

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	55.27	39.75	40.32	49.05	70.83	65,834.20	31.7129	44,567.60	30.0190	27,538.26	29.0805	154,668.36	78.2402
Jane Street Capital	16.00	17.84	18.00	17.06	13.97	48,666.93	27.7978	31,590.29	27.3189	14,437.33	27.1554	68,963.21	66.6374
G1 Execution Services, LLC	14.21	28.83	27.35	18.95	0.24	57,719.68	30.6579	34,580.36	29.6456	4,939.19	25.0064	11,416.94	36.7439
CITADEL SECURITIES LLC	12.15	9.22	10.07	12.19	14.45	49,833.78	19.7014	32,414.90	18.3553	21,880.44	17.2510	91,891.35	43.9069

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

April 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	21.79	21.21	13.81	43.20

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	32.14	24.10	22.64	28.77	41.93	430,083.57	12.6246	325,334.56	7.0641	169,280.22	8.9151	535,473.19	9.9785
CITADEL SECURITIES LLC	31.71	24.14	24.11	32.58	38.97	646,290.59	12.3997	496,559.24	7.4239	252,242.17	8.9536	785,462.35	9.6914
Jane Street Capital	23.15	25.68	30.40	23.78	18.11	731,045.02	9.6504	486,509.78	5.0519	177,084.72	7.3120	470,764.17	7.0793
G1 Execution Services, LLC	7.68	15.99	13.47	9.07	0.20	254,186.37	9.1412	158,961.14	6.0939	28,676.39	7.9335	49,025.41	10.0836
Two Sigma Securities, LLC	5.33	10.08	9.38	5.81	0.79	221,518.71	8.1075	136,245.74	4.6121	22,696.09	6.1648	57,002.90	8.7383

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

April 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	34.09	44.22	21.68

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	48.61	45.17	47.17	49.45	49.14	1,408.83	59.4945	8,716,812.15	47.0111	4,957,395.35	55.0010	1,565,600.18	42.6958
Wolverine Execution Services, LLC	26.78	25.62	29.10	25.33	26.06	60.40	63.5789	4,746,899.77	46.7590	2,582,446.55	51.9045	999,160.15	41.7787
Dash/IMC Financial Markets	13.48	13.36	13.15	14.03	12.91	586.70	84.1750	3,916,355.07	47.7707	2,032,029.20	53.6045	736,867.48	42.6036

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Global Execution Brokers, LP	11.13	15.85	10.58	11.19	11.89	229.75	50.1638	3,393,976.20	47.5629	1,754,660.13	53.0493	697,079.13	41.7566

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

May 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.80	16.27	14.45	42.48

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	51.69	43.40	43.70	47.50	61.42	93,607.01	40.0477	58,342.68	36.0448	30,214.44	33.4718	135,853.48	118.9101
CITADEL SECURITIES LLC	19.18	16.39	17.34	20.27	21.26	93,172.64	23.8090	59,204.21	21.7849	30,887.09	20.2768	113,388.12	68.5408
Jane Street Capital	14.57	12.85	12.36	14.67	16.46	57,025.96	31.7638	33,750.92	28.2424	20,678.11	29.0951	66,674.71	99.7635
G1 Execution Services, LLC	11.67	22.30	21.79	14.24	0.21	60,897.49	32.7968	34,159.20	30.5696	5,799.04	24.6077	1,712.65	32.2513

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

May 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.56	20.75	14.01	41.68

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.83	31.73	31.72	36.99	39.79	974,767.11	14.3448	692,844.62	10.0789	322,499.26	12.2616	784,356.97	15.0928
Virtu Americas, LLC	27.52	24.01	23.44	25.87	32.09	539,115.26	16.5310	395,328.10	11.0027	193,180.84	13.5122	473,788.36	16.3222
Jane Street Capital	25.08	21.60	24.82	24.97	27.21	827,468.75	13.4094	576,504.34	8.0604	290,773.76	11.0224	573,329.15	10.5656
G1 Execution Services, LLC	6.36	13.02	10.86	6.93	0.17	307,145.41	11.0855	182,551.09	8.0576	36,827.17	10.1662	13,225.63	12.3275
Two Sigma Securities, LLC	5.21	9.63	9.16	5.24	0.73	261,352.52	10.2032	170,106.43	6.9190	29,377.17	9.7167	27,528.47	14.7892

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

May 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	34.27	44.74	20.98

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	49.64	38.87	48.64	48.81	53.03	1,907.10	69.1229	9,826,443.50	44.0770	5,737,214.45	51.5563	2,033,620.35	41.6763
Wolverine Execution Services, LLC	20.48	30.95	21.11	19.66	21.19	1,185.35	69.0763	4,704,321.90	46.4728	2,655,560.10	51.1617	1,059,988.00	42.9625
Dash/IMC Financial Markets	12.99	10.12	12.08	12.96	14.58	330.60	68.5892	4,344,549.40	44.5639	2,311,677.30	50.3084	999,530.70	41.4558
Global Execution Brokers, LP	8.95	8.83	8.38	8.62	10.58	135.20	62.8837	3,576,412.00	42.9414	1,840,552.85	48.3436	917,728.40	39.9002
Morgan Stanley & Co., LLC	7.94	11.23	9.79	9.95	0.62	416.35	62.8927	2,627,637.25	44.4087	1,510,165.10	50.0915	30,954.90	41.5290

Material Aspects:

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

Global Execution Brokers, LP:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

June 2023

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	28.01	16.85	13.89	41.25

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	48.25	39.95	40.97	44.50	58.11	126,160.70	50.8376	84,590.98	48.6317	40,400.95	41.8147	148,664.19	109.7964

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	26.91	22.31	23.22	27.36	31.39	121,188.25	26.3560	79,106.13	26.0919	41,061.86	22.4296	136,003.04	69.2849
G1 Execution Services, LLC	13.74	25.54	24.86	16.36	0.30	110,644.32	40.8871	66,379.62	40.8319	11,802.41	33.0494	3,588.73	41.8078
Jane Street Capital	8.23	7.02	6.59	8.62	9.58	58,914.90	38.0932	37,166.70	37.1914	22,806.46	33.8487	59,031.78	122.0120

Material Aspects:

Virtu Americas, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

CITADEL SECURITIES LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

June 2023

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	25.06	20.94	13.88	40.12

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.60	35.53	33.75	40.52	44.87	1,060,930.34	13.6708	763,781.95	9.4181	360,938.94	11.1767	789,945.64	13.2960
Virtu Americas, LLC	24.64	21.23	22.22	23.48	28.45	564,472.87	15.0726	403,269.52	9.5796	201,543.07	11.3841	438,425.35	13.0006
Jane Street Capital	23.16	19.59	22.48	23.46	25.64	800,127.72	13.1642	551,515.51	8.0645	268,558.55	9.7641	518,202.96	10.5092
G1 Execution Services, LLC	7.13	14.03	12.00	7.37	0.20	394,433.67	12.5991	243,671.09	9.3442	49,159.22	10.5869	15,602.47	13.3486
Two Sigma Securities, LLC	5.11	8.86	8.87	5.01	0.84	270,686.46	10.2413	160,316.88	6.6830	31,276.38	9.3395	26,166.83	12.4911

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Virtu Americas, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Jane Street Capital:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

G1 Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Two Sigma Securities, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above represent payments received by RHS from this venue for routing equity order flow to it, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. The payment varies based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution (12.35% of the spread during regular market hours and 9% of the spread during extended hours). The fixed percentage is the same for all non-exchange third-party market centers to which RHS routes equity order flow. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

June 2023

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	34.69	46.87	18.43

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	40.42	30.12	38.76	38.54	48.34	829.55	66.4171	9,409,106.84	40.6100	5,797,945.03	48.7354	2,136,789.35	42.7718
Wolverine Execution Services, LLC	26.18	28.11	26.24	23.48	32.95	724.55	58.3844	5,347,385.85	39.1208	3,261,200.25	44.9363	1,499,460.35	43.7842
Morgan Stanley & Co., LLC	20.86	29.54	23.91	26.07	1.86	770.65	60.3958	5,945,201.48	40.0901	3,912,133.13	47.7452	73,763.84	39.9056
Dash/IMC Financial Markets	12.54	12.22	11.09	11.92	16.86	312.35	50.7062	4,249,779.17	35.1468	2,453,620.13	42.0388	1,268,339.23	42.7825

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders.

Dash/IMC Financial Markets:

Revenue that Robinhood Securities, LLC ("RHS") receives from third-party market centers is shared with Robinhood Financial LLC ("RHF") pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The venues each pay Robinhood based on the same schedule. For single leg orders, RHS receives a per contract rate that depends on (1) the average closing VIX price over the preceding ten trading days as of the first of the month and (2) the average spread for the symbol traded. For multi-leg orders, RHS receives a per contract rate that depends on the average spread for the symbol traded. In March, for single leg orders, RHS received a per contract rate of $.30, $.375, $.475, or $.575 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.725 for other symbols that can be quoted and traded in minimum increments of $.01, and $1.15 for all other symbols. For multi-leg orders, RHS received a per contract rate of $.30, $.40, $.40, or $.50 for symbols assigned to one of four special buckets for symbols with relatively narrow average spreads, $.60 for other symbols that can be quoted and traded in minimum increments of $.01, and $.90 for all other symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue. RHS attests to the retail nature of the orders RHS routes to third-party market centers upon their request. Non-exchange third party market centers compete for orders based on execution quality. The SEC Examination Staff has observed that there is a potential tradeoff between (i) payments received by brokers and (ii) price improvement and/or execution quality. RHS believes that the receipt of payment in the form of a portion of the spread earned by non-exchange third party market centers does not interfere with RHS' pursuit of best execution or the price improvement obtained on customer orders. Dash utilizes relationships with multiple unaffiliated liquidity providers, including IMC Financial Markets, to facilitate liquidity provision and price improvement opportunities. Through these relationships, Dash routes RHS' retail equity option orders to exchanges and preferences the liquidity providers consistent with the exchange sponsored programs referenced on the fee schedules of the exchanges. These liquidity providers provide Dash with remuneration in connection with RHS' retail equity option orders, including reciprocal order flow arrangements and/or payment per contract. RHS receives revenue based on the per contract rates specified above for retail equity option orders executed by any such liquidity provider; RHS receives such amounts from DASH, which in turn receives those amounts from the liquidity provider.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/